Exhibit 10

INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Post-Effective Amendment No. 16 to Registration Statement No. 033-66786 of Lincoln Benefit Life Variable Annuity Account (the "Account") of Lincoln Benefit Life Company (the "Company") on Form N-4 of our report dated February 4, 2004, relating to the financial statements and the related financial statement schedules of the Company, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2003, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the use of our report dated March 31, 2004, relating to the financial statements of the Account also appearing in such Statement of Additional Information.

     We also consent to the references to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April 19, 2004